UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2026

PATHWARD FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (877) 497-7497

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CASH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Annual Meeting of Stockholders

At the 2026 Annual Meeting of Stockholders of Pathward Financial, Inc. (the "Company") held virtually on February 24, 2026 (the "Annual Meeting"), the shareholders of the Company: (i) elected each of the persons listed below under Proposal 1 to serve as a director of the Company for a term of three years, in each case until their successors are elected and duly qualified; (ii) approved, on a non-binding advisory basis, the compensation of the Company’s “named executive officers” disclosed in the Company’s 2026 Proxy Statement; (iii) recommended a frequency of “one year” for future advisory votes on the compensation of the Company’s named executive officers and (iv) ratified the appointment of KPMG LLP as the independent auditors of the Company’s financial statements for the year ending September 30, 2026.

The final results for the votes regarding the proposals are as follows:

Proposal 1:
To elect three directors for a term of three years ending in 2029, until their successors are elected and duly qualified:

Nominee	For	Withheld	Broker Non-Votes
Douglas J. Hajek	16,494,625	586,470	2,117,041
Christopher Perretta	16,069,806	1,011,289	2,117,041
Kendall E. Stork	16,032,346	1,048,749	2,117,041

The following directors continue to serve on the Board of Directors following the Annual Meeting: Elizabeth G. Hoople, Ronald D. McCray, Neeraj K. Mehta, Brett L. Pharr, Becky S. Shulman, and Lizabeth H. Zlatkus.

Proposal 2:
To approve, by a non-binding advisory vote, the compensation of the Company’s “named executive officers” (a “Say-on-Pay” vote), with 16,410,781 votes cast for, 647,957 votes cast against, 22,357 votes abstaining and 2,117,041 broker non-votes

Proposal 3:
To recommend, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of the Company’s named executive officers (a “Say-on-Pay Frequency Vote”), with 15,848,374 votes cast for one year, 17,854 votes cast for two years, 1,173,297 votes cast for three years, 41,570 votes abstaining and 2,117,041 broker non-votes.

The Company’s stockholders expressed a preference of “One Year” for the frequency with which future Say-on-Pay votes should be held. The Compensation Committee of the Company’s Board of Directors considered the outcome of this advisory vote and, in accordance with its recommendation set forth in the Company’s proxy statement for the Annual Meeting and consistent with the stated preference of the Company’s stockholders, the Compensation Committee determined that future Say-on-Pay votes will be conducted on an annual basis, until the next Say-on-Pay Frequency Vote is held. This frequency will be used until the next Say-on-Pay Frequency Vote, which is currently anticipated to occur no later than the Corporation’s 2032 annual meeting of stockholders.
Proposal 4:
To ratify the appointment by the Board of Directors of independent registered public accounting firm KPMG LLP as the independent auditors of the Company’s financial statements for the fiscal year ending September 30, 2026, with, 19,004,848 votes cast for, 187,661 votes cast against and 5,627 votes abstaining.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATHWARD FINANCIAL, INC.

Date: February 25, 2026	By:	/s/ Gregory A. Sigrist
Gregory A. Sigrist
Executive Vice President and Chief Financial Officer